FIRST AMENDMENT TO LEASE

THE STATE OF NEVADA        '
                                  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF CLARK            '

         This First Amendment to Lease (this "First Amendment") is made to be effective the 14th day of May, 1997 (the "Effective Date"), by and among FINLEY COMPANY, a Delaware corporation ("Lessor"), ELSINORE CORPORATION, a Nevada corporation ("Lessee") and FOUR QUEENS, INC., a Nevada corporation ("Assignee").


                                    RECITALS:

         A. By Lease (the "Lease") effective January 1, 1978, Finley Company, a Nevada corporation, as Lessor, leased to Lessee, and Lessee leased from the Lessor, Lots Eleven (11) and Twelve (12) in Block Nineteen (19) of Clark's Las Vegas Townsite, in Las Vegas, Clark County, Nevada, together with certain improvements then located thereon, as more particularly described therein and referred to therein as "Said Land," and a Short Form Lease dated as of January 1, 1978, was recorded in Book 850, Instrument 809864 of the Official Records of Clark County, Nevada, to give notice of the Lease.

         B. By Deed dated December 30, 1986, recorded in Book 870223, Instrument 00568 of the Official Records of Clark County, Nevada, Finley Company, a Nevada corporation, conveyed the property covered by the Lease to New Finley Company, a Delaware corporation, and assigned all of the right, title and interest of the Lessor under the Lease to New Finley Company. By Certificate of Amendment of Certificate of Incorporation dated January 6, 1987, the name of New Finley Company was changed to Finley Company. Finley Company, a Delaware corporation, is the owner of the property covered by the Lease and is the Lessor under the Lease.

         C. By Assignment of Leases dated May 22, 1987, recorded as in Book 870527, Instrument 0939 of the Official Records of Clark County, Nevada, Lessee assigned the Lease, among other leases, to Assignee, and Assignee assumed and agreed to keep, perform and fulfill all of the terms, conditions and obligations of the Lessee under the Lease. Pursuant to paragraph 5.b of the Lease, Lessee remains liable for the obligations of the Lessee under the Lease as if there had been no assignment to Assignee.

         D. Lessee and Assignee filed petitions pursuant to Chapter 11 of the U.S. Bankruptcy Code on October 31, 1995. The obligations under the Lease were assumed by Lessee and Assignee and the Joint Plan of Reorganization of Lessee and Assignee became effective on February 28, 1997.

         E. The term of the Lease expires on December 31, 1997, and Lessor, Lessee and Assignee desire to amend the Lease to renew and extend the term of the Lease for an additional period expiring October 31, 2024, and to set forth certain agreements and understandings of the parties with respect to the Lease as herein set forth.


         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements of the parties as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor, Lessee and Assignee hereby agree as follows:

         1. Except as otherwise defined herein, all capitalized terms herein shall have the meanings ascribed to such terms as provided in the Lease.

         2. The term of the Lease as provided in paragraph 1 of the Lease is hereby renewed and extended for a period terminating October 31, 2024, subject to the provisions of the Lease, as amended hereby, for earlier termination.

         3. Paragraph 2.a of the Lease is hereby amended as follows:

         (a) Commencing with the Effective Date hereof, the monthly rent as provided in paragraph 2.a of the Lease for the period from May 14, 1997, through December 31, 1997, shall be the sum of Fifty Thousand Four Hundred and No/100 Dollars ($50,400.00).

         (b) The monthly rent for each lease year as provided in paragraph 2.a(2), that is, the period from January 1 through December 31 of each calendar year, and for the period of the last lease year from January 1, 2024, through October 31, 2024, shall be the greater of the following (i) or (ii):

                  (i) Fifty Thousand Four Hundred and No/100 Dollars ($50,400.00), or

                  (ii) The monthly rent for December of the immediately preceding lease year multiplied by a fraction the denominator of which is the Index Number of the Consumer Price Index for the second November before the lease year for which the monthly rent is being calculated and the numerator of which is the Index Number of the Consumer Price Index for the November of the lease year immediately preceding the lease year for which the rent is being calculated.

                  The "Consumer Price Index," as that term is used herein, means the Consumer Price Index for Urban Wage Earners and Clerical Workers (U.S. City Average All Items) of the Bureau of Labor Statistics of the U.S. Department of Labor (for which 1982-84 = 100).

         4. Paragraph 2.b of the Lease is hereby amended to provide that the monthly rent after December 31, 1997, shall never be less than Fifty Thousand Four Hundred and No/100 Dollars ($50,400.00) per month.

         5. Paragraph 3.a of the Lease is hereby amended to provide that the taxes as described therein for the fiscal year July 1, 2024, through June 30, 2025, shall be shall be prorated between Lessor and Lessee as of October 31, 2024, but if Lessee shall have erected new improvements on Said Land and Lessor requires Lessee to remove the same pursuant to paragraph 8 of the Lease, then Lessor shall bear only that part of such taxes for the tax period following October 31, 2024, as are attributable to the unimproved value of Said Land.

         6. Paragraph 3.d(2) of the Lease is hereby amended to provide that the minimum amount of insurance coverage as provided therein shall be increased (if the following computations results in an increase) on January 1 of each of 1998, 2003, 2008, 2013, 2018 and 2023 by multiplying Twenty-Six Million and No/100 Dollars ($26,000,000.00) by a fraction, the numerator of which is the Index Number of the Consumer Price Index for the November next preceding such computation and the demoninator of which is the Index Number of the Consumer
Price Index for November 1997, provided in no event shall such Twenty-Six Million and No/100 Dollars ($26,000,000.00) figure stated herein be reduced.

         7. Paragraph 6 of the Lease is hereby amended to read in its entirety as follows:

                  a. Said Land shall be used only for the purposes of operation as a casino, gaming house, or similar uses, and for no other use without the prior written consent of Lessor. Any such use of Said Land shall be conducted in strict accordance with all applicable laws, ordinances, rules and regulations of all governmental entities or agencies having jurisdiction over Said Land and the use thereof, including without limitation, the Nevada Gaming Commission, the State Gaming Control Board, or any other agency or subdivision thereof, or any other governmental entity or agency within or without the State of Nevada with authority to regulate gaming (each a "Gaming Authority"). Lessee shall, at its sole cost and expense, obtain and maintain all licenses, permits, approvals, and other authorizations required for such use.

                  b. It is acknowledged that Assignee currently holds a non-restricted gaming license issued by the State of Nevada. Due to Assignee's status as a gaming licensee in Nevada, Lessor may be required to file an application to be found suitable as a landlord to Assignee. If at any time during the term of this Lease, either (A) Lessor (i) is found unsuitable as a landlord for purposes of Assignee's gaming license by any Gaming Authority, or (ii) withdraws any application for approval of Lessor as a landlord to Assignee for purposes of Assignee's gaming license for any reason other than upon a determination by the applicable Gaming Authority that such approval is not required, or (iii) fails to provide any information or otherwise fails to comply with the requirements of a Gaming Authority required for approval of Lessor as a landlord to Assignee for purposes of Assignee's gaming license; and such finding or failure results in the termination, denial or failure to issue or renew Assignee's gaming license, or (B) any Gaming Authority commences any suit or proceeding against Assignee or terminates, denies or fails to issue or renew Assignee's gaming license as the result of any of the circumstances described in (A) above, then Lessee and Assignee shall, as their sole and exclusive remedy (Lessee and Assignee hereby expressly waiving any other remedies to which Lessee or Assignee may otherwise be entitled), terminate this Lease by written notice to Lessor.

                  c. It is expressly agreed that Lessor, and its employees, officers, directors and shareholders, shall not be liable financially or otherwise to Lessee for any failure or refusal of a Gaming Authority to issue or renew Assignee's gaming license, whether as the result of any of the circumstances described in (A) of subparagraph 6.b above or any other reason.

                  d. It is further expressly understood and agreed that Lessee's and Assignee's right to terminate this Lease under the provisions of this paragraph 6 is limited to the express provisions of this paragraph 6, and specifically and not by way of limitation, in the event of the failure of Assignee to obtain or retain a gaming license or otherwise is unable to conduct gaming operations on said Land for any reason other than any of the circumstances in (A) in subparagraph 6.b above, this Lease shall, nevertheless continue in full force and effect according to the terms hereof; provided that in such event, Said Land may thereafter be used for any lawful purpose, but Lessee and Assignee shall not use or allow the use of Said Land for any purpose that constitutes a nuisance.

         8. The parties acknowledge and agree that the leases in effect at the original commencement of the Lease as described in paragraph 5.a of the Lease have terminated or expired, and that there are no leases, subleases or other agreements for the use and occupancy of any part of Said Land other than the Lease. Notwithstanding the foregoing acknowledgement, the terms and provisions of said paragraph 5.a shall continue in full force and effect.

         9. Paragraph 5.b of the Lease is hereby amended to change the definition of "affiliate" to mean a corporation included in an "affiliated group" as that term is defined in Section 1504(a) of the Internal Revenue Code as presently in effect and of which Lessee is the common parent corporation. Paragraph 5.b of the Lease is hereby further amended to provide that for purposes of Paragraph 5.b, any merger, consolidation, dissolution, or liquidation of Lessee or Assignee, or any change in ownership of twenty percent (20%) or more of the stock or ownership interests in Lessee or Assignee from the ownership as exist as of the date of this First Amendment shall constitute an assignment for the purpose of the Lease. Notwithstanding anything contained herein to the contrary, the foregoing sentence shall not apply to a merger of Lessee with, or other transfer of stock in Lessee to, or the acquisition of an ownership interest in Lessee by, an entity owned or controlled by Riviera Holdings Corporation, a Nevada corporation, or Mr. Allen E. Paulson (currently residing in Rancho Santa Fe, California), or an "affiliate" in an "affiliated group" of which an entity owned or controlled by Riviera Holdings Corporation or Mr. Allen E. Paulson is the common parent of Lessee.

         10. The parties acknowledge that Lessor granted an Airspace Easement to the City of Las Vegas recorded in Book 940613, Instrument 05223 of the Official Records of Clark County, Nevada; that Lessee and Assignee have approved such Easement; and that the Lease is subject to the terms and provisions thereof in addition to those matters described in paragraph 5.c of the Lease.

         11. The parties further acknowledge that the "present improvements" located on Said Land at the commencement of the initial term of the Lease have been removed and "new improvements" have been constructed on Said Land by Lessee as provided in paragraphs 7.a, 7.b and 8 of the Lease. The parties agree that no material alterations or additions to the improvements on Said Land as of the date of this First Amendment shall be made without the prior written consent of Lessor as provided in paragraph 7.b(4) of the Lease, and that any new improvements constructed on Said Land after the date of this First Amendment shall comply with the provisions of paragraph 7.b of the Lease, unless Lessor expressly otherwise consents in writing. Notwithstanding the foregoing, Lessor agrees that Lessee may make such interior, non-structural alterations, renovations, or other improvements to the improvements located on Said Land, without the prior consent of Lessor and without complying with the provisions of paragraph 7.b(3) of the Lease.

         12. The parties further acknowledge and agree that the alley formerly adjacent to the south lines of Lots Eleven (11) and Twelve (12) in Block Nineteen (19) of Clark's Las Vegas Townsite has been closed and vacated as contemplated in paragraph 10 of the Lease, and title to one-half (1/2) of said alley adjacent to south of said Lots is owned by Lessor. The parties expressly confirm, acknowledge and agree that the rights and title to said former alley are owned by Lessor, free and clear of any interest of Lessee and/or Assignee; provided, the portion of said former alley adjacent to said Lots 11 and 12 are subject to the Lease and all references in the Lease, as amended hereby, to "Said Land" shall include said portion of said former alley.

         13. Paragraphs 11.d, 11.h and 14 of the Lease are hereby amended to delete therefrom all references to "Hyatt Corporation" and the reference to its Guaranty.

         14. Paragraph 11.h of the Lease is hereby further amended to provide that at the request of Lessor, Lessee or Assignee, a Memorandum of this First Amendment, in the form attached hereto as Exhibit A, shall be placed of record to give notice of this First Amendment.

         15. The parties further confirm, acknowledge and agree that the addresses of the parties for purposes of paragraph 12 of the Lease are as follows:

                  Lessor:                   Finley Company
                  -------
                                                     P.O. Box 986
                                                     Reno, Nevada 89504

                  Lessee:                   Elsinore Corporation
                                                     202 Freemont Street
                                                     Las Vegas, Nevada 89101

                  Assignee:                          Four Queens, Inc.
                                                     202 Freemont Street
                                                     Las Vegas, Nevada 89101

         16. The parties each state that it has not agreed with anyone for a fee or commission for entering into this First Amendment, and that the provisions of paragraph 13 of the Lease shall apply and be effective with respect to any claim to a fee or commission with respect to this First Amendment.

         17. Lessee and Assignee each hereby expressly confirms and agrees that it is and shall remain liable for the performance of all of the obligations of the Lessee under the Lease, as amended hereby.

         18. Concurrently with the execution of this First Amendment by Lessee and Assignee, Lessee and Assignee have delivered to Lessor the sum of $604,800.00, the receipt of which is hereby acknowledged by Lessor, as a security deposit to secure performance of Lessee's and Assignee's obligations under the Lease, as amended hereby (the "Security Deposit"). Lessor may, from time to time, without prejudice to any other remedy, use such Security Deposit to the extent necessary to make good any arrearage of rental or other amounts due hereunder and to reimburse Lessor for any other damage, injury, expense or liability caused to Lessor by any breach of this Lease. Following any such application of the Security Deposit, Lessee shall pay to Lessor on demand the amount so applied in order to restore the Security Deposit to its original amount. In addition, Lessee and Assignee shall deliver to Lessor on or before January 15 of each calendar year during the extended term of the Lease a sum in cash or other immediately available funds increasing the amount of the Security Deposit to an amount equal to twelve (12) times the monthly rent in effect for such calendar year; it being agreed that at all times the amount of the Security Deposit shall equal the monthly rent for twelve (12) months.

         If either Lessee or Assignee is in default under the terms of the Lease, as amended hereby, Lessor may use the Security Deposit, or any portion of it, to cure the default or to compensate Lessor for all damage sustained by Lessor resulting from such default. If neither Lessee nor Assignee is in default at the expiration or termination of the Lease, as amended hereby, Lessor shall return the Security Deposit (or an accounting thereof) to Lessee within thirty
(30) days after surrender of Said Land by Lessee and Assignee, less lawful deductions for damages and other sums due under the Lease, as amended hereby. Lessor's obligations with respect to the Security Deposit are as expressly provided herein, and in no event shall be deemed to be those of a trustee.
Lessor may maintain the Security Deposit separate and apart from Lessor's general funds or may co-mingle the Security Deposit with Lessor's general and other funds. Lessor shall not be required to pay Lessee interest on the Security Deposit.

         Lessor agrees that Lessee or Assignee may at any time deliver to Lessor an unconditional, irrevocable and transferrable letter of credit (the "Letter of Credit") in accordance with the terms and conditions set forth below to be held by Lessor in the place of the cash Security Deposit to secure performance of Lessee's and Assignee's obligations under the Lease, as amended hereby. The Letter of Credit (i) shall be in the form attached hereto as Exhibit B, or as otherwise approved by Lessor, (ii) shall be in an amount equal to the amount of the Security Deposit as provided above, (iii) shall be issued by a United States "money center" bank or other United States bank as may be approved by Lessor, in its reasonable discretion (the "Issuer"), and (iv) shall have an expiration date of not less than one (1) year after the issue date of the Letter of Credit. In the event of a default by Lessee or Assignee under the Lease, as amended hereby, Lessor shall be entitled to draw the full amount of the Letter of Credit and hold and apply the proceeds thereof as the Security Deposit under the Lease, as amended hereby.

         No later than forty-five (45) days before the expiration date of the Letter of Credit, as the same may be extended by amendment as hereinafter provided, or any replacement letter of credit as herein provided, Lessee and/or Assignee shall deliver to Lessor either (i) an amendment to the then current Letter of Credit extending the expiration date for an additional period of at least one (1) year and increasing the amount of the Letter of Credit to an amount equal to twelve (12) times the monthly rent then in effect, or (ii) a replacement letter of credit in the same form as the Letter of Credit issued by the Issuer or a United States "money center" bank or another United States bank having a deposit base equal to or greater than the deposit base of the Issuer. If a replacement letter of credit is so delivered to Lessor, such replacement letter of credit shall be deemed to be the "Letter of Credit" under this First Amendment, and all references to the "Letter of Credit" herein shall be deemed to mean and refer to such replacement letter of credit. If neither an amendment to the Letter of Credit nor a replacement letter of credit is delivered to Lessor by Lessee or Assignee at least 45 days before the expiration date of the then current Letter of Credit, Lessor shall be entitled, without notice to Lessee or Assignee (such failure not being itself an event of default under the Lease), to draw the full amount of the Letter of Credit and hold and apply the proceeds thereof as the Security Deposit hereunder. If neither Lessee nor Assignee is in default at the expiration or termination of the Lease, as amended hereby, Lessor shall return the Letter of Credit to Lessee.

         It is expressly understood that neither the Security Deposit or the Letter of Credit shall be considered an advance payment of rental or a measure of Lessor's damages in case of default by Lessee or Assignee. If Lessor transfers its interest in the Leased Premises during the Lease Term, Lessor may assign the Letter of Credit or the Security Deposit, as applicable, to the transferee and, thereafter, Lessor shall have no further liability for the return of the Letter of Credit or the Security Deposit, as applicable.

         19. The individuals executing this First Amendment on behalf of Lessor, Lessee and Assignee, respectively, represents and warrants that he has full authority to execute this First Amendment for and on behalf of Lessee, and upon the execution hereof, this First Amendment shall be a valid and binding obligation of the corporation on behalf of which he has executed this First Amendment. Lessee and Assignee each acknowledge that Lessor has relied on all written information furnished by Lessee, Assignee and/or their respective representatives to Lessor in connection with this First Amendment. Certificates of authority of Lessor, Lessee and Assignee are attached hereto as Exhibit C, Exhibit D and Exhibit E, respectively.

         20. This First Amendment has been executed in multiple originals by the parties. The parties agree, however, that this First Amendment and the Exhibits hereto may be transmitted among them by facsimile machine. The parties intend that faxed signatures constitute original signatures, and that a faxed copy of this First Amendment and/or any Exhibit hereto containing the signatures (original or faxed) of all the parties is binding upon the parties. Notwithstanding the foregoing, the parties agree that originals of this First Amendment and all Exhibits hereto containing the original signatures of all parties shall be provided to the parties as promptly as reasonably possible after the receipt of copies containing faxed signatures.

         EXECUTED to be effective the date first above written.


                                     LESSOR:

                                 FINLEY COMPANY


                                              By: ___________________________
                                                  Tim Finley, Vice President





                                     LESSEE:

                                 ELSINORE CORPORATION


                                                By: ___________________________
                                                    Jeffrey T. Leeds, President

                                    ASSIGNEE:

                                  FOUR QUEENS, INC.


                                                By: ___________________________
                                                    William L. Westerman,
                                                    President

                                    EXHIBIT A
                          (TO FIRST AMENDMENT TO LEASE)
                     MEMORANDUM OF FIRST AMENDMENT TO LEASE

THE STATE OF NEVADA        '
                           '        KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF CLARK            '

         This is a Memorandum of First Amendment to Lease effective May 14, 1997, by and among FINLEY COMPANY, a Delaware corporation ("Lessor"), ELSINORE CORPORATION, a Nevada corporation ("Lessee") and FOUR QUEENS, INC., a Nevada corporation ("Assignee"), executed with respect to that certain Lease (the "Lease") effective January 1, 1978, Finley Company, a Nevada corporation, as Lessor, and Elsinore Corporation, as Lessee, covering Lots Eleven (11) and Twelve (12) in Block Nineteen (19) of Clark's Las Vegas Townsite, in Las Vegas, Clark County, Nevada, together with certain improvements then located thereon (the "Property"), as more particularly described therein, to-wit:

         1. A Short Form Lease dated as of January 1, 1978, is recorded in Book 850, Instrument 809864 of the Official Records of Clark County, Nevada, to give notice of the Lease.
         2. The parties do hereby give notice that the Lease has been amended, renewed and extended on certain terms and conditions by a First Amendment to Lease effective May 14, 1997, for a term ending October 31, 2024, subject to earlier termination; all as set forth therein.

         3. The parties agree that in the event of the termination of the Lease in accordance with its terms, as amended, Lessee and Assignee shall have no right, title or interest in and to the Property. The parties expressly agree that upon the termination of the Lease, Lessor may execute and record in the Official Records of Clark County, Nevada, a notice of the termination of the Lease, the recording of which notice shall constitute conclusive evidence of the termination of the Lease.

         4. This Memorandum does not alter, amend or modify the Lease, as amended, but is executed solely for the purpose of giving notice of the existence of the First Amendment and the terms and conditions therein, which First Amendment is incorporated herein by reference for all purposes to the same extent and with the same effect as if set forth herein in full.

         EXECUTED this 9th day of September, 1997.

                                     LESSOR:

                                 FINLEY COMPANY

                                               By: ___________________________
                                                   Tim Finley, Vice President

                                     LESSEE:

                                                     ELSINORE CORPORATION


                                               By: ___________________________
                                                   Jeffrey T. Leeds, President

                                    ASSIGNEE:

                                                     FOUR QUEENS, INC.


                                                By: ___________________________
                                                    William L. Westerman,
                                                    President


THE STATE OF TEXAS         '

COUNTY OF TRAVIS           '

         This instrument was acknowledged before me on this the 9th day of September, 1997, by TIM FINLEY, a Vice President and Secretary of FINLEY COMPANY, a Delaware corporation, on behalf of said corporation.


                                            Karen M. Holmes
                          NOTARY PUBLIC, State of Texas
                        Print Name: _____________________

THE STATE OF NEW YORK    '

COUNTY OF NEW YORK       '

         On this day personally appeared before me, a Notary Public in and for the above State and County, JEFFREY T. LEEDS, President of ELSINORE CORPORATION, a Nevada corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the above instrument for the uses and purposes therein mentioned and as the act and deed of said corporation.

         GIVEN UNDER MY HAND and SEAL OF OFFICE, this 27th day of August, 1997.


                                            Joann McNiff
                            NOTARY PUBLIC in and for
                            New York County, New York
                        Print Name: _____________________


THE STATE OF NEVADA      '

COUNTY OF CLARK          '

         On this day personally appeared before me, a Notary Public in and for the above State and County, WILLIAM L. WESTERMAN, President of FOUR QUEENS, INC., a Nevada corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the above instrument for the uses and purposes therein mentioned and as the act and deed of said corporation.

         GIVEN UNDER MY HAND and SEAL OF OFFICE, this 27th day of August, 1997.


                                            Cynthia A. Fremont
                                            NOTARY PUBLIC in and for
                                            Clark County, Nevada
                                            Print Name:  _____________________


AFTER RECORDING, RETURN TO:         R. Alan Haywood
                                    Graves, Dougherty, Hearon & Moody
                                    P.O. Box 98
                                    Austin, Texas 78767

                                    EXHIBIT B
                          (TO FIRST AMENDMENT TO LEASE)

IRREVOCABLE LETTER OF CREDIT NO. ________________________

ISSUING BANK:   ___________________________ BANK

ISSUE DATE:     AUGUST ______, 1997 EXPIRY DATE: AUGUST _____, 1998

LETTER OF CREDIT NO.:    ___________        PLACE: ____________________


AMOUNT:   USD 604,800.00

            SIX HUNDRED FOUR THOUSAND EIGHT HUNDRED AND NO/100

BENEFICIARY:   FINLEY COMPANY               APPLICANT: __________________
               P.O. BOX 986                            __________________
               RENO, NEVADA 89504                      __________________


__________________________ BANK ("GUARANTY") HEREBY ISSUES ITS IRREVOCABLE LETTER OF CREDIT NO. ______ IN FAVOR OF FINLEY COMPANY, AS BENEFICIARY, FOR THE ACCOUNT OF THE ABOVE-NAMED APPLICANT, FOR DRAWINGS UP TO THE AGGREGATE AMOUNT OF USD 604,800.00.

         THIS LETTER OF CREDIT IS AVAILABLE FOR PAYMENT BY PRESENTATION OF BENEFICIARY'S DRAFTS AT SIGHT DRAWN ON GUARANTY BEARING THE CLAUSE: "DRAWN UNDER _____________________ BANK IRREVOCABLE LETTER OF CREDIT NO. _____________." THIS
LETTER OF CREDIT IS IRREVOCABLE AND IS ISSUED, PRESENTABLE, AND PAYABLE AT GUARANTY'S OFFICE STATED ABOVE AND EXPIRES WITH GUARANTY'S CLOSE OF BUSINESS ON AUGUST ____, 1998.

         WE UNDERTAKE TO PROMPTLY HONOR BENEFICIARY'S SIGHT DRAFTS ON US, BEARING THE CLAUSE DESCRIBED ABOVE, FOR ALL OR ANY PART OF THIS CREDIT IF PRESENTED AT GUARANTY'S OFFICE SPECIFIED ABOVE, ON OR BEFORE THE EXPIRY DATE OR ANY EXTENDED EXPIRY DATE.

         EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION, OR QUALIFICATION. THE OBLIGATION OF GUARANTY UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF GUARANTY AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.



         THIS CREDIT IS TRANSFERABLE.

         THIS LETTER OF CREDIT IS SUBJECT TO, AND GOVERNED BY, THE LAWS OF THE STATE OF NEVADA AND, TO THE EXTENT NOT IN CONFLICT WITH THE TERMS HEREOF, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 ("UCP 500"); AND, IN THE EVENT OF ANY CONFLICT BETWEEN UCP 500 AND THE LAWS OF THE STATE OF NEVADA, THE LAWS OF THE STATE OF NEVADA WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS DESCRIBED IN ARTICLE 17 OF UCP 500, GUARANTY HEREBY
SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN THIRTY DAYS AFTER GUARANTY'S RESUMPTION OF BUSINESS.



                                                    ____________________ BANK

                                                By: ________________________
                                              Name: ______________________
                                             Title: _____________________

                                    EXHIBIT C
                          (TO FIRST AMENDMENT TO LEASE)

                  Certificate of Corporate Resolution Granting
                             Authorization to Lease


         We, Jeffrey T. Leeds, President and S. Barton Jacka, Secretary of ELSINORE CORPORATION, a Nevada corporation (the "Corporation"), certify the following facts:

         1. The Corporation is organized and operating under the laws of the State of Nevada, and is in good standing. No proceedings for forfeiture of the certificate of incorporation or for voluntary or involuntary dissolution of the Corporation are pending.

         2. Neither the articles of incorporation nor bylaws of the Corporation limit the power of the Board of Directors to pass the resolution below.

         3. The Secretary keeps the records and minutes of the proceedings of the Board of Directors of the Corporation, and the resolution below is an accurate reproduction of the one legally adopted in Board of Directors proceedings. It has not been altered, amended, rescinded, or repealed, and it is now in effect.

         4. The  following  resolution  has been  duly  adopted  by the Board of
Directors:

                  RESOLVED, that the Corporation enter into that certain First Amendment to Lease (the "First Amendment") dated effective May 14, 1997, between Finley Company, a Delaware corporation, as Lessor, the Corporation, as Lessee, and Four Queens, Inc., a Nevada corporation, as Assignee, amending, renewing and extending the term of that certain Lease effective January 1, 1978, between Finley Company, a Nevada corporation, as Lessor, and Lessee with respect to Lots Eleven (11) and Twelve (12) in Block Nineteen (19) of Clark's Las Vegas Townsite, and the
                  north one-half (1/2) of the vacated alley adjacent to the south lot lines of said Lots, in Las Vegas, Clark County, Nevada, together with certain improvements located thereon, as more particularly described therein, and that Jeffrey T. Leeds, as the President of the Corporation, is hereby authorized and instructed to execute and deliver the Lease, for and on behalf of and in the name of the Corporation as the Lessee, and to execute and deliver such other documents and to take all such other actions as said President of the Corporation may determine to be necessary or appropriate to enter into the Lease and to effectuate the terms of the First Amendment and to cause the Corporation to perform the obligations and duties of the Lessee thereunder.

         EXECUTED this the 27th day of August, 1997.



                             ----------------------------------------
                             Name: Jeffrey T. Leeds
                             Title:   President


                             ----------------------------------------
                             Name: S. Barton Jacka
                             Title:   Secretary



THE STATE OF NEW YORK     '

COUNTY OF NEW YORK        '

         On this day personally appeared before me, a Notary Public in and for the above State and County, JEFFREY T. LEEDS, President of ELSINORE CORPORATION, a Nevada corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the above instrument for the uses and purposes therein mentioned and as the act and deed of said corporation.

         GIVEN UNDER MY HAND and SEAL OF OFFICE, this 27th day of August, 1997.


                                            Joann McNiff
                            NOTARY PUBLIC in and for
                            New York County, New York
                        Print Name: _____________________








THE STATE OF NEVADA   '

COUNTY OF  CLARK      '

         On this day personally appeared before me, a Notary Public in and for the above State and County, S. BARTON JACKA, Secretary of ELSINORE CORPORATION, a Nevada corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the above instrument for the uses and purposes therein mentioned and as the act and deed of said corporation.

         GIVEN UNDER MY HAND and SEAL OF OFFICE, this 27th day of August, 1997.


                                            Cynthia A. Fremont
                            NOTARY PUBLIC in and for
                                            Clark County, Nevada
                                            Print Name:  _____________________

                                    EXHIBIT D
                          (TO FIRST AMENDMENT TO LEASE)

                  Certificate of Corporate Resolution Granting
                             Authorization to Lease


         I, WILLIAM L. WESTERMAN, President and Secretary of FOUR QUEENS, INC., a Nevada corporation (the "Corporation"), certify the following facts:

         1. The Corporation is organized and operating under the laws of the State of Nevada, and is in good standing. No proceedings for forfeiture of the certificate of incorporation or for voluntary or involuntary dissolution of the Corporation are pending.

         2. Neither the articles of incorporation nor bylaws of the Corporation limit the power of the Board of Directors to pass the resolution below.

         3. The Secretary keeps the records and minutes of the proceedings of the Board of Directors of the Corporation, and the resolution below is an accurate reproduction of the one legally adopted in Board of Directors proceedings. It has not been altered, amended, rescinded, or repealed, and it is now in effect.

         4. The  following  resolution  has been  duly  adopted  by the Board of
Directors:

                  RESOLVED, that the Corporation enter into that certain First Amendment to Lease (the "First Amendment") dated effective May 14, 1997, between Finley Company, a Delaware corporation, as Lessor, Elsinore Corporation, as Lessee, and the Corporation, as Assignee, amending, renewing and extending the term of that certain Lease effective January 1, 1978, between Finley Company, a Nevada corporation, as Lessor, and Lessee with respect to Lots Eleven (11) and Twelve (12) in Block Nineteen
                  (19) of Clark's Las Vegas Townsite, and the north one-half (1/2) of the vacated alley adjacent to the south lot lines of said Lots, in Las Vegas, Clark County, Nevada, together with certain improvements located thereon, as more particularly described therein, and that William L. Westerman, as the President of the Corporation, is hereby authorized and instructed to execute and deliver the Lease, for and on behalf of and in the name of the Corporation as the Assignee, and to execute and deliver such other documents and to take all such other actions as said President of the Corporation may determine to be necessary or appropriate to enter into the Lease and to effectuate the terms of the First Amendment and to cause the Corporation to perform the obligations and duties of the Lessee thereunder.

         EXECUTED this the 27th day of August, 1997.



                           ----------------------------------------
                           Name: William L. Westerman
                           Titles: President and Secretary


THE STATE OF NEVADA      '

COUNTY OF CLARK          '

         On this day personally appeared before me, a Notary Public in and for the above State and County, WILLIAM L. WESTERMAN, President and Secretary of FOUR QUEENS, INC., a Nevada corporation, known to me to be the person and officers whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the above instrument for the uses and purposes therein mentioned and as the act and deed of said corporation.

         GIVEN UNDER MY HAND and SEAL OF OFFICE, this 27th day of August, 1997.


                                            Cynthia A. Fremont
                            NOTARY PUBLIC in and for
                                            Clark County, Nevada
                                            Print Name:  _____________________

                                    EXHIBIT E
                          (TO FIRST AMENDMENT OF LEASE)
                  Certificate of Corporate Resolution Granting
                             Authorization to Lease

         We, Mark Finley, President, and Tim Finley, Vice President and Secretary, of FINLEY COMPANY, a Delaware corporation (the "Corporation"), certify the following facts:

         1. The Corporation is organized and operating under the laws of the State of Delaware, is authorized to do business in Nevada, and is in good standing. No proceedings for forfeiture of the certificate of incorporation or for voluntary or involuntary dissolution of the Corporation are pending.

         2. Neither the articles of incorporation nor bylaws of the Corporation limit the power of the Board of Directors to pass the resolution below.

         3. The Secretary keeps the records and minutes of the proceedings of the Board of Directors of the Corporation, and the resolution below is an accurate reproduction of the one legally adopted in Board of Directors proceedings. It has not been altered, amended, rescinded, or repealed, and it is now in effect.

         4. The  following  resolution  has been  duly  adopted  by the Board of
Directors:

         RESOLVED, that the Corporation enter into that certain First Amendment to Lease (the "First Amendment") dated effective May 14, 1997, between the Corporation, as Lessor, Elsinore Corporation, as Lessee, and Four Queens, Inc., a Nevada corporation, as Assignee, amending, renewing and extending the term of that certain Lease effective January 1, 1978, between Finley Company, a Nevada corporation, as Lessor, and Lessee with respect to Lots Eleven (11) and Twelve (12) in Block Nineteen (19) of Clark's Las Vegas Townsite, and the north one-half (1/2) of the vacated alley adjacent to the south lot lines of said Lots, in Las Vegas, Clark County, Nevada, together with certain improvements located thereon, as more particularly described therein, and that Tim Finley, as the Vice President of the Corporation, is hereby authorized and instructed to execute for and on behalf of and in the name of the Corporation the Lease, and to execute and deliver such other documents and to take all such other actions as said Vice President of the Corporation may determine to be necessary or appropriate to enter into the Lease and to effectuate the terms of the Lease and cause the Corporation as to perform its obligations and duties as the Lessor thereunder.

         EXECUTED this the 9th day of September, 1997.


                                            ------------------------------
                             Mark Finley, President


                                            ------------------------------
                         Tim Finley, Vice President and
                                            Secretary



THE STATE OF TEXAS         '

COUNTY OF TRAVIS           '

         This instrument was acknowledged before me on this the 9th day of September, 1997, by MARK FINLEY, as President of FINLEY COMPANY, a Delaware corporation, on behalf of said corporation.


                                            Karen M. Holmes
                          NOTARY PUBLIC, State of Texas
                        Print Name: _____________________



THE STATE OF TEXAS         '

COUNTY OF TRAVIS           '

         This instrument was acknowledged before me on this the 9th day of September, 1997, by TIM FINLEY, a Vice President and Secretary of FINLEY COMPANY, a Delaware corporation, on behalf of said corporation.


                                            Karen M. Holmes
                          NOTARY PUBLIC, State of Texas
                        Print Name: _____________________